UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2017

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2017, Andrew E. Clark resigned from the Board of Directors of Howard Bancorp, Inc. (the “Company”) and Howard Bank (the “Bank”), effective May 24, 2017, which is the date of the 2017 Annual Meeting of Stockholders of Howard Bancorp, Inc. Mr. Clark cited as the reasons for his departure his need to spend more time focused on a new business venture, which would not allow him to commit the same level of engagement to Howard Bancorp, Inc. as he has done for the past 12 years.

Mr. Clark did not resign in connection with any disagreement with the Company, the Bank or its management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

	By:	/s/ George C. Coffman
	Name:	George C. Coffman
Date: March 24, 2017	Title:	Executive Vice President and Chief Financial Officer